UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2017

SABRA HEALTH CARE REIT, INC.

(Exact name of registrant as specified in its charter)

001-34950	Maryland	27-2560479
(Commission File Number)	(State of Incorporation)	(I.R.S. Employer Identification No.)

18500 Von Karman Avenue, Suite 550 Irvine, CA		92612
(Address of Principal Executive Offices)		(Zip Code)

(888) 393-8248

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed, on May 7, 2017, Sabra Health Care REIT, Inc. (“Sabra” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Care Capital Properties, Inc., a Delaware corporation (“CCP”), PR Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub”), Care Capital Properties, LP (“CCP LP”), a Delaware limited partnership and wholly owned subsidiary of CCP, and Sabra Health Care Limited Partnership (“Sabra LP”), a Delaware limited partnership and wholly owned subsidiary of the Company. On August 17, 2017, pursuant to the terms and conditions of the Merger Agreement, (i) CCP was merged with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving company in the Merger, (ii) immediately following the Merger and simultaneous with the Partnership Merger (as defined below), Merger Sub was merged with and into the Company (the “Subsequent Merger”), with the Company continuing as the surviving corporation in the Subsequent Merger, and (iii) simultaneous with the Subsequent Merger, CCP LP was merged with and into Sabra LP (the “Partnership Merger”), with Sabra LP continuing as the surviving partnership in the Partnership Merger.

On August 17, 2017, Sabra filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial Report”) announcing, among other things, the closing of the Merger. This Current Report on Form 8-K/A is filed solely for the purpose of amending the Initial Report to provide the financial statements of CCP and the pro forma information required by Items 9.01(a) and 9.01(b), respectively, of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited consolidated balance sheets of CCP as of December 31, 2016 and 2015, the combined consolidated statements of income and comprehensive income, combined consolidated statements of equity and combined consolidated statements of cash flows of CCP for the years ended December 31, 2016, 2015 and 2014 and the notes related thereto, as well as the related Report of Independent Registered Public Accounting Firm, issued by KPMG LLP, dated March 1, 2017 are attached as Exhibit 99.1 and incorporated herein by reference.

The unaudited consolidated balance sheets of CCP as of June 30, 2017 and December 31, 2016, the consolidated statements of income and comprehensive income of CCP for the three and six months ended June 30, 2017 and 2016, the consolidated statements of equity of CCP for the six months ended June 30, 2017 and the year ended December 31, 2016, the consolidated statements of cash flows of CCP for the six months ended June 30, 2017 and 2016, and the notes related thereto, are attached as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet of Sabra as of June 30, 2017 and the unaudited pro forma condensed combined statement of operations of Sabra for the six months ended June 30, 2017 and for the year ended December 31, 2016, and the notes related thereto, are attached as Exhibit 99.3 and incorporated herein by reference.

(d)	Exhibits.

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm for Care Capital Properties, Inc.

99.1	Audited consolidated balance sheets of Care Capital Properties, Inc. as of December 31, 2016 and 2015, the combined consolidated statements of income and comprehensive income, combined consolidated statements of equity and combined consolidated statements of cash flows of Care Capital Properties, Inc. for the years ended December 31, 2016, 2015 and 2014 and the notes related thereto, and the related Report of Independent Registered Public Accounting Firm, issued by KPMG LLP, dated March 1, 2017.

99.2	Unaudited consolidated balance sheets of Care Capital Properties, Inc. as of June 30, 2017 and December 31, 2016, the consolidated statements of income and comprehensive income of Care Capital Properties, Inc. for the three and six months ended June 30, 2017 and 2016, the consolidated statements of equity of Care Capital Properties, Inc. for the six months ended June 30, 2017 and the year ended December 31, 2016, the consolidated statements of cash flows of Care Capital Properties, Inc. for the six months ended June 30, 2017 and 2016, and the notes related thereto.

99.3	Unaudited pro forma condensed combined balance sheet of Sabra as of June 30, 2017 and the unaudited pro forma condensed combined statement of operations of Sabra for the six months ended June 30, 2017 and for the year ended December 31, 2016, and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SABRA HEALTH CARE REIT, INC.

/s/ Harold W. Andrews, Jr.
Name:	Harold W. Andrews, Jr.
Title:	Executive Vice President, Chief Financial Officer and Secretary

Dated: August 25, 2017